                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 27, 1996

                          RATIONAL SOFTWARE CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                   0-12167                54-1217099
(State or Other Jurisdiction of   (Commission File  (IRS Employer Identification
        Incorporation)                Number)                 Number)

2800 San Tomas Expressway, Santa Clara, CA                     95051
 (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (408) 496-3600

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  MATTERS SUBMITTED TO A VOTE OF SECURITY HOLDERS AT THE ANNUAL MEETING

         On Tuesday, August 27, 1996, the Company held its annual meeting of stockholders. The following items were submitted to a vote of the stockholders:

         1. To elect two Class 1 members of the Board of Directors for a three-year term expiring in 1999 or until their successors are elected and qualified.

Election of Director               Votes For               Votes Withheld
--------------------               ---------               --------------
Michael T. Devlin                  15,704,872              135,371
Leslie G. Denend                   15,704,167              136,076

            As a result, Messrs. Devlin and Denend were elected directors of the Company.

         2. To approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized Common Stock from 25,000,000 to 75,000,000 shares.

                                          Votes
                                          -----
For                                       11,012,135
Against                                    4,666,333
Abstain                                       17,706
Broker Non-Vote                              144,069

            This proposal was approved.

         3. To approve an amendment to the 1994 Stock Option Plan reserving an additional 1,000,000 shares of the Company's Common Stock for issuance thereunder.

                                           Votes
                                           -----
For                                        9,822,336
Against                                    4,106,082
Abstain                                       32,106
Broker Non-Vote                            1,879,719

            The proposal was approved.


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         4. To approve an amendment to the 1994 Stock Option Plan increasing the maximum number of shares of the Company's Common Stock for which options could be granted to employees in any calendar year from 83,333 to 100,000.

                                          Votes
                                          -----
For                                       11,747,809
Against                                    3,880,670
Abstain                                       47,272
Broker Non-Vote                              164,492

            The proposal was approved.

         5. To approve an amendment to the 1994 Employee Stock Purchase Plan reserving an additional 200,000 shares of the Company's Common Stock for issuance thereunder.

                                   Votes

For                                       13,826,580
Against                                      259,726
Abstain                                       25,095
Broker Non-Vote                            1,728,842

            The proposal was approved.

         6. To approve an amendment to the Directors' Stock Option Plan increasing the size of the annual option grant and accelerating the date of certain initial option grants. Specifically, the amendment effects the following changes:

         1) Presently, the Directors' Stock Option Plan provides for an annual grant of an option to purchase the greater of (i) 8,333 shares of the Company's Common Stock or (ii) the number of shares of the Company's Common Stock representing the difference between 33,333 and the number of option shares of the Company's Common Stock already granted to the director by the Company. The proposed amendment would increase the size of the annual option grant to the greater of (i) 8,500 shares of the Company's Common Stock or (ii) the number of shares of the Company's Common Stock representing the difference between 34,000 and the number of option shares of the Company's Common Stock already granted to the director by the Company.

         2) The amendment to the Directors' Stock Option Plan will also accelerate the date of certain initial options granted to eligible Directors. First, the proposed amendment would


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            accelerate the date on which options are granted to new eligible
            Directors from the date of the Company's annual meeting to the date on which the director becomes an eligible Director. Second, the proposed amendment would accelerate the date of option grants to eligible Directors who serve on the Board in a representative capacity (pursuant to which they were prohibited from receiving options under the Directors' Stock Option Plan by the entity they were representing) and then begin serving in an individual capacity. Presently, the Directors' Stock Option Plan provides for such options to be granted on the date of the Company's annual meeting. The proposed amendment would accelerate the date such options are granted to the date on which the eligible Director commences serving in an individual capacity.

                                          Votes
                                          -----
For                                       12,114,910
Against                                    2,936,702
Abstain                                       83,680
Broker Non-Vote                              704,951

            The proposal was approved.

         7. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors to examine the financial statements of the Company for fiscal year 1997.

                                          Votes
                                          -----
For                                       15,819,848
Against                                        5,753
Abstain                                       14,642
Broker Non-Vote                                    0

            The proposal was approved.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     a.  Financial Statements.

         Inapplicable.

     b.  Pro Forma Financial Information.

         Inapplicable.


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     c.  Exhibits

          The Rational Software Corporation Stock Option Plan for Directors, the Rational Software Corporation 1994 Employee Stock Purchase Plan, and the Rational Software Corporation 1994 Stock Option Plan (the "Plans") are included as Exhibits 1, 2, and 3, respectively, to this Report. The Plans reflect the revisions and share increases which were approved by the Company's stockholders at the annual meeting on August 27, 1996. The Plans also reflect the two-for-one stock split effected by the Company by means of a stock dividend which was paid on September 10, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    October 2, 1996

                               RATIONAL SOFTWARE CORPORATION

                         By:   /s/ Robert T. Bond
                               ----------------------------------------------
                               Robert T. Bond
                               Senior Vice President, Chief Operating Officer, Chief Financial Officer, and Secretary


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                                  EXHIBIT LIST

Exhibit Number                     Exhibit

    1             Rational Software Corporation Stock Option Plan for
                  Directors

    2             Rational Software Corporation 1994 Employee Stock
                  Purchase Plan

    3             Rational Software Corporation 1994 Stock Option Plan




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